UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2019

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices) (858) 459-4000 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	RVEN	Nasdaq Capital Market

Item 8.01. Other Events

On October 23, 2019, Reven Housing REIT, Inc. (the “Company”) issued a press release to announce that it intends to offer up to $15 million of its newly authorized 6.0% Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) to its stockholders of record who are accredited investors pursuant to Rule 506(c) of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the offering of Series A Preferred Stock (the “Offering”) will be conditioned, among other things, on the Company’s acceptance of a minimum of $10 million in subscriptions for the Series A Preferred Stock and is expected to occur (if at all) as promptly as practicable following the closing of the Company’s merger (the “Merger”) with an affiliate of KBS Strategic Opportunity REIT, Inc. (the “Acquirer”) under the previously announced Agreement and Plan of Merger with certain affiliates of the Acquirer (as amended, the “Merger Agreement”).

The Offering will expire at 5:00 p.m., Eastern Time, on October 31, 2019, unless extended by the Company. Only stockholders of record of the Company who are “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) are eligible to participate in the Offering. The Company proposes to consummate the closing of the Offering (the “Closing”) on or about November 4, 2019, promptly following the closing of the Merger. It is expected that, upon the closing of the Merger, the Company’s name will be changed to Pacific Oak Residential Trust, Inc.

The Company intends to use the net proceeds of the Offering to acquire additional residential assets or securities, and for general corporate purposes.

The shares of Series A Preferred Stock have not been registered under the Securities Act and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This Current Report on Form 8-K is not intended to constitute, and shall not be construed as, an offer to sell or a solicitation of an offer to buy any shares of Series A Preferred Stock or other securities, nor shall there be any sale of any shares of Series A Preferred Stock or other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offers of shares of Series A Preferred Stock will be made only by means of private offering documents.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements regarding the proposed Offering, including the minimum and maximum amounts offered, the anticipated uses of proceeds from the proposed offering, and the expected closing date of the proposed offering, statements regarding the Company’s proposed Merger transaction with affiliates of the Acquirer, including the anticipated timing and consummation of the proposed Merger, and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. All statements in this Current Report that are not historical facts are forward-looking statements that reflect the best judgment of the Company based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause its actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

Risks and uncertainties related to the proposed Merger include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, uncertainties as to the timing of the Merger, adverse effects on the Company’s stock price resulting from the announcement of the Merger or the failure of the Merger to be completed, competitive responses to the announcement of the Merger, the risk that third-party approvals required for the consummation of the Merger are not obtained or are obtained subject to terms and conditions that are not anticipated, litigation relating to the Merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in its most recent Annual Report on Form 10-K and in its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by it are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

This Current Report on Form 8-K is filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Offering. The Company has previously filed with the SEC and disseminated to its stockholders a definitive information statement (the “Information Statement”) containing the information specified in Schedule 14C promulgated under the Exchange Act with respect to the proposed Merger and the other transactions contemplated by the Merger Agreement, including the Offering. Investors are urged to carefully read the Information Statement and any other relevant documents in their entirety because they contain important information about the proposed Merger and the other transactions contemplated by the Merger Agreement, including the Offering. You may obtain copies of all documents filed with the SEC regarding proposed Merger and the other transactions contemplated by the Merger Agreement, including the Offering, free of charge, at the SEC’s website, http://www.sec.gov, or from the Company by directing a request by mail to Reven Housing REIT, Inc., Attention: Corporate Secretary, 875 Prospect Street, Suite 304, La Jolla, CA 92037, or by telephone to (858) 459-4000.

About Reven Housing REIT, Inc.

Reven Housing REIT, Inc. (NASDAQ: RVEN) engages in the acquisition and ownership of portfolios of occupied single-family rental properties in the United States. Reven currently owns and operates 993 single family rental properties in Alabama, Florida, Georgia, Mississippi, Oklahoma, Tennessee and Texas.

For more information, please visit http://www.revenhousingreit.com/.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release dated October 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer

Dated: October 23, 2019

5